MUTUAL FUND SERIES TRUST

Catalyst Hedged Futures Strategy Fund

Class A: HFXAX Class C: HFXCX Class I: HFXIX

Supplement dated December 14, 2016

to the Statement of Additional Information dated November 1, 2016

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated November 1, 2016 and should be read in conjunction with such Statement of Additional Information.

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The information regarding the dollar range of equity securities of the Catalyst Hedged Futures Strategy Fund beneficially owned by Edward Walczak as of June 30, 2016 contained in the table under the section entitled “Portfolio Managers of the Fund” is hereby replaced in its’ entirety with the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Edward Walczak	Hedged Futures Strategy Fund	Over $1,000,000

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You should read this Supplement in conjunction with the Fund’s current Prospectus, Summary Prospectus and SAI, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to the Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.